SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) January 19, 2001


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Indiana                          1-106                    06-1458056
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(State of other               (Commission File              (IRS Employer
Jurisdiction of                   Number)                    Identification)
Incorporation)




401 Theodore Fremd Avenue, Rye, NY                                10580
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(Address of Principal Executive Offices                        Zip Code



Registrant's Telephone Number, Including Area Code: 914/921-8821
                                                   -------------


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Item 5.  Other Events
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Reference  is made to  Registrant's  Form 8-K dated  January  16,  2001,  and in particular to the statement therein that "Cascade has stated that it will exercise the initial put right as to $15 million of the Note" Cascade has now formally exercised such initial put right and, as stated in the January 16, 2001 Form 8-K, Registrant has agreed to acquire the $15 million of the Note for $15,750,000 plus accrued and unpaid interest, with settlement on February 14, 2001.



                                   Signatures
                                   ----------

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                              Lynch Interactive Corporation

                                              By:/s/Robert E. Dolan
                                              ---------------------
                                                    Robert E. Dolan
                                                    Chief Financial Officer
Date: January 19, 2001